UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010

Jarden Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13665	35-1828377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Theodore Fremd Avenue, Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 967-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2010, Jarden Corporation (the “Company”) and/or certain of its subsidiaries entered into the following agreements relating to its existing receivables securitization facility (the “Receivables Securitization Facility”): (i) a Second Amended and Restated Loan Agreement by and among the Company, as initial servicer; Jarden Receivables, LLC, as borrower (“JRLLC”); Three Pillars Funding LLC (“Three Pillars”) and Wells Fargo Bank, National Association (“Wells Fargo,” and together with Three Pillars, the “Lenders”), as lenders, and SunTrust Robinson Humphrey, Inc., as administrator, together with the Reaffirmation, Acknowledgement and Consent of Performance Guarantor contained therein executed by the Company, as performance guarantor (collectively, the “Second A&R Loan Agreement”); (ii) a Second Amended and Restated Receivables Contribution and Sales Agreement among the originators party thereto and JRLLC, as buyer (the “Second A&R RCS Agreement”); (iii) a Second Amended and Restated Lender Note executed by JRLLC in favor of Three Pillars (the “Three Pillars Second A&R Note”); and (iv) a Lender Note executed by JRLLC in favor of Wells Fargo (the “Wells Fargo Note,” and collectively with the Second A&R Loan Agreement, the Second A&R RCS Agreement, the Three Pillars Second A&R Note, the “Second Amended and Restated Securitization Documents”). The Second Amended and Restated Securitization Documents were entered into in order to, among other things, increase the maximum principal amount of borrowings allowed under the Receivables Securitization Facility from $250,000,000 to $300,000,000, add Wells Fargo as a lender under the Receivables Securitization Facility and extend the term of the Receivables Securitization Facility through July 29, 2013.

Under the Receivables Securitization Facility, as amended by the Second Amended and Restated Securitization Documents, interest on borrowings will be based on (i) commercial paper interest rates, (ii) LIBOR rates plus, in the case of borrowings from Three Pillars, 1.25%, and/or (iii) a rate that is the higher of the prime rate or the federal funds rate as announced by SunTrust Bank, plus 0.50%, in each case plus an applicable margin of 2.00% per annum. The Receivable Securitization Facility, as amended, will continue to be reflected as a current liability.

Each of the Second Amended and Restated Securitization Documents is attached to this Current Report on Form 8-K as Exhibits 10.1 through 10.4 and each is incorporated herein by reference as though it were fully set forth herein. The foregoing summary description of the Second Amended and Restated Securitization Documents and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete texts of the Second Amended and Restated Securitization Documents.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Second Amended and Restated Loan Agreement, dated as of July 29, 2010, among Jarden Corporation, as initial servicer; Jarden Receivables, LLC, as borrower; Three Pillars Funding LLC and Wells Fargo Bank, National Association, as lenders, and SunTrust Robinson Humphrey, Inc., as administrator, together with the Reaffirmation, Acknowledgement and Consent of Performance Guarantor thereunder executed by Jarden Corporation.

10.2	Second Amended and Restated Receivables Contribution and Sales Agreement, dated as of July 29, 2010, among the originators party thereto and Jarden Receivables, LLC, as buyer.

10.3	Second Amended and Restated Lender Note, dated July 29, 2010, executed by Jarden Receivables, LLC in favor of Three Pillars Funding LLC.

10.4	Lender Note, dated July 29, 2010, executed by Jarden Receivables, LLC in favor of Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 3, 2010

JARDEN CORPORATION

By:	/s/ John E. Capps
Name:	John E. Capps
Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Number	Exhibit

10.1	Second Amended and Restated Loan Agreement, dated as of July 29, 2010, among Jarden Corporation, as initial servicer; Jarden Receivables, LLC, as borrower; Three Pillars Funding LLC and Wells Fargo Bank, National Association, as lenders, and SunTrust Robinson Humphrey, Inc., as administrator, together with the Reaffirmation, Acknowledgement and Consent of Performance Guarantor thereunder executed by Jarden Corporation.

10.2	Second Amended and Restated Receivables Contribution and Sales Agreement, dated as of July 29, 2010, among the originators party thereto and Jarden Receivables, LLC, as buyer.

10.3	Second Amended and Restated Lender Note, dated July 29, 2010, executed by Jarden Receivables, LLC in favor of Three Pillars Funding LLC.

10.4	Lender Note, dated July 29, 2010, executed by Jarden Receivables, LLC in favor of Wells Fargo Bank, National Association.